UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 6, 2025

OFFICE PROPERTIES INCOME TRUST

(Exact Name of Registrant as Specified in Its Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

001-34364	26-4273474
(Commission File Number)	(IRS Employer Identification No.)

Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts	02458-1634
(Address of Principal Executive Offices)	(Zip Code)

617-219-1440

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)*	Name of Each Exchange On Which Registered
Common Shares of Beneficial Interest	OPI	The Nasdaq Stock Market LLC
6.375% Senior Notes due 2050	OPINL	The Nasdaq Stock Market LLC

*	On October 7, 2025, the registrant’s securities were suspended from trading on The Nasdaq Global Select Market and trades in the registrant’s common shares of beneficial interest began being quoted on the OTC Pink Market under the symbol “OPITS” and the registrant’s 6.375% Senior Notes due 2050 began being quoted on the OTC Pink Market under the Symbol “OPILR.” The Nasdaq Stock Market LLC has not yet filed a Form 25-NSE to delist the registrant’s securities and to remove them from registration under Section 12(b) of the U.S. Securities Exchange Act of 1934, as amended, which deregistration will be effective 10 days, or such shorter period as the U.S. Securities and Exchange Commission may determine, after filing of the Form 25-NSE.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

In this Current Report on Form 8-K, the terms “OPI,” “the Company,” “we,” “us,” and “our” refer to Office Properties Income Trust.

Item 1.01. Entry into a Material Definitive Agreement.

The information set forth below in Item 1.03 of this Current Report on Form 8-K (this “Current Report”) under the captions “Debtor-in-Possession Credit Agreement” is hereby incorporated by reference in this Item 1.01.

Item 1.03. Bankruptcy or Receivership.

As previously disclosed, on October 30, 2025 (the “Petition Date”), OPI and certain of its subsidiaries (collectively, the “Debtors”) commenced voluntary cases (the “Chapter 11 Cases”) under chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Southern District of Texas (the “Bankruptcy Court”). The Chapter 11 Cases are being filed to implement a court-supervised financial restructuring pursuant to the terms described in that certain Restructuring Support Agreement entered into on October 30, 2025 among the Debtors and the other parties thereto (the “RSA”). The Debtors’ Chapter 11 Cases are jointly administered under the caption “In re Office Properties Income Trust, et al.” The Debtors continue to operate their businesses and manage their properties as debtors-in-possession under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code and orders of the Bankruptcy Court.

Debtor-in-Possession Credit Agreement

On November 5, 2025, the Court entered the Interim Order Pursuant to Sections 105, 361, 362, 363, and 364 of the Bankruptcy Code and Rules 2002, 4001, 6004, and 9014 of the Federal Rules of Bankruptcy Procedure (I) Authorizing the Debtors to Use Cash Collateral and Obtain Secured Postpetition Financing; (II) Granting Liens and Superpriority Administrative Claims; (III) Providing Adequate Protection; (IV) Scheduling a Final Hearing; and (V) Granting Related Relief (the “Interim Order”) allowing OPI to enter into a secured debtor-in-possession term loan credit agreement (the “DIP Credit Agreement”) with lenders party thereto from time to time (the “DIP Lenders”) and Acquiom Agency Services LLC, as administrative agent and collateral agent. The DIP Credit Agreement provides for a multiple draw secured debtor-in-possession term loan facility in an aggregate principal amount of up to $125.0 million (the “DIP Facility” and the loans under the DIP Facility, the “DIP Loans”). The DIP Facility is backstopped by certain holders (collectively, the “September 2029 Ad Hoc Group SteerCo”) of OPI’s 9.000% Senior Secured Notes due September 2029 (the “September 2029 Notes”) issued pursuant to that certain indenture, dated as of June 20, 2024 (the “June Issuance”), by and among OPI, the subsidiary guarantors party thereto, and U.S. Bank Trust Company, National Association, as trustee and collateral agent, and will be syndicated and made available, based on pro rata holdings, to certain other holders of the June Issuance. Proceeds of the DIP Facility will be used to fund the Debtors’ working capital and general corporate needs, transaction costs and professional fees, and other costs and expenses of administering the Chapter 11 Cases, in each case, in accordance with an approved budget and the DIP Credit Agreement. An initial borrowing of $10.0 million was made available following entry of the Interim Order and our entry into the DIP Credit Agreement on November 6, 2025, with the remaining commitments to be made available following entry of a final order approving the DIP Facility, in each case subject to customary conditions precedent, milestones and variances, as set forth in the DIP Credit Agreement.

The DIP Facility matures on the earliest to occur of: (a) the date that is 185 days after the Petition Date, as such date may be extended by the September 2029 Ad Hoc Group SteerCo; (b) the effective date of a chapter 11 plan of reorganization (the “Plan”) for each of the Debtors on the terms set forth in the RSA; (c) the consummation of any sale or other disposition of all or substantially all of the assets of the Debtors pursuant to section 363 of the Bankruptcy Code; and (d) the date of acceleration or termination of the DIP Facility following the occurrence of an event of default thereunder.

The DIP Loans will bear interest, payable in cash, at a rate of 12.00% per annum.

Fees and expenses under the DIP Facility include: (a) an upfront fee equal to 2.25% of the lenders’ commitments under the DIP Facility, which fee was earned upon the initial funding of the DIP Facility and is payable in kind, at the Debtors’ election, in cash or common equity of the reorganized Debtors on the effective date of the Plan (at a 37% discount to Plan equity value and subject to dilution on account of any management incentive plan); (b) an anchor capital commitment fee of 10.00% of the lenders’ commitments under the DIP Facility, which was earned upon the initial funding of the DIP Facility, and may be paid to the September 2029 Ad Hoc Group SteerCo, at the Debtor's election, in cash or common equity of the reorganized Debtors (at Plan equity value and subject to dilution on account of any management incentive plan); and (c) an exit fee of 5.75% of the DIP Loans, which is due and payable to the DIP Lenders upon the repayment of the DIP Loans, at the Debtors’ election, in cash or common equity of the reorganized Debtors (at Plan equity value and subject to dilution on account of any management incentive plan).

The DIP Facility contains customary conditions precedent, representations and warranties, affirmative and negative covenants, milestones for the Chapter 11 Cases, events of default, and other terms and conditions customary for financings of this type. The DIP Facility obligations are entitled to superpriority administrative expense claims and secured by first-priority liens on certain of the Debtors’ unencumbered assets and junior-priority liens on certain of the Debtors’ encumbered assets, subject to the terms of the Interim Order and the final order of the Bankruptcy Court approving the DIP Facility.

The foregoing description of the DIP Credit Agreement does not purport to be complete and is qualified in its entirety by reference to the form of DIP Credit Agreement filed as Exhibit 10.1 to this Current Report and incorporated herein by reference.

Forward-Looking Statements

This Current Report on Form 8-K contains statements that constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other securities laws. Also, whenever we use words such as “believe”, “expect”, “anticipate”, “intend”, “plan”, “estimate”, “will”, “may” and negatives or derivatives of these or similar expressions, we are making forward-looking statements. These forward-looking statements are based upon our present intent, beliefs or expectations, but forward-looking statements are not guaranteed to occur and may not occur. Actual results may differ materially from those contained in or implied by our forward-looking statements as a result of various factors. These forward-looking statements include, among others, statements about: the Company’s ability to consummate the restructuring transactions contemplated by the RSA; the expected effects of the Chapter 11 Cases on the Company’s business and the interests of various stakeholders; the Company’s ability to continue operating in the ordinary course; the terms, effectiveness, and consummation of the Plan; the entry into, terms of, and availability of the DIP Facility; the Company’s anticipated capital structure upon emergence from the Chapter 11 Cases; and the expected treatment of claims. Forward-looking statements are based on the Company’s current expectations, assumptions and estimates and are subject to risk, uncertainties, and other important factors that are difficult to predict and that could cause actual results to differ materially and adversely from those expressed or implied. These risks include, among others, those related to: the Company’s ability to confirm and consummate the Plan; the duration and outcome of the Chapter 11 Cases; the Company suffering from a long and protracted restructuring; the impact of the Chapter 11 Cases on the Company’s operations, reputation and relationships with tenants, lenders, and vendors; the Company having insufficient liquidity; the availability of financing, including under the DIP Facility; the ability to satisfy the conditions precedent to the RSA; the effectiveness of the overall restructuring activities pursuant to the Chapter 11 Cases and any additional strategies that the Company may employ to address its liquidity and capital resources and achieve its stated goals; the potential cancellation of the Company’s equity; and the Company’s historical financial information not being indicative of its future performance as a result of the Chapter 11 Cases.

The information contained in the Company’s filings with the Securities and Exchange Commission (“SEC”), including under the caption “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024 and subsequent filings with the SEC, or incorporated herein or therein, identifies other important factors that could cause differences from our forward-looking statements. The Company’s filings with the SEC are available on the SEC’s website at www.sec.gov.

You should not place undue reliance upon the Company’s forward-looking statements.

Except as required by law, we do not intend to update or change any forward-looking statements as a result of new information, future events or otherwise.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

10.1	Secured Debtor-in-Possession Term Loan Credit Agreement, dated as of November 6, 2025, by and among Office Properties Income Trust, the lenders from time to time party thereto and Acquiom Agency Services LLC, as administrative agent and collateral agent. (Filed herewith.)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this current report to be signed on its behalf by the undersigned hereunto duly authorized.

OFFICE PROPERTIES INCOME TRUST

By:	/s/ Brian E. Donley
Name:	Brian E. Donley
Title:	Chief Financial Officer and Treasurer

Dated: November 6, 2025